UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2013

Carrollton Bancorp
(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
2328 West Joppa Road, Suite 325 Lutherville, Maryland (Address of principal executive offices)	21093 (Zip Code)

(410) 494-2580
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On April 19, 2013, Carrollton Bancorp (the “Company”) entered into two letter agreements with the United States Department of the Treasury (“Treasury”) and a Registration Rights Agreement with Financial Services Partners Fund I, LLC (“FSPF”).

Letter Agreements with Treasury

The Company entered into a letter agreement (the “Preferred Stock Repurchase Agreement”) with  Treasury pursuant to which the Company repurchased all 9,201 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”) issued to Treasury on February 13, 2009 in connection with the Company’s participation in Treasury’s Capital Purchase Program under the Troubled Asset Relief Program.  In connection with this repurchase, the Company paid Treasury approximately $9.2 million in liquidation proceeds and approximately $1.1 million in accrued and unpaid dividends associated with the Preferred Stock.  The foregoing description of the Preferred Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Preferred Stock Repurchase Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Company also entered into a letter agreement (the “Warrant Repurchase Agreement”) with Treasury pursuant to which the Company repurchased the warrant issued to Treasury on February 13, 2009 for the purchase of 205,379 shares of the Company’s common stock (the “Warrant”).  In connection with this repurchase, the Company paid Treasury approximately $214,000.  The foregoing description of the Warrant Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Repurchase Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement

On April 19, 2013, in connection with the closing of the Merger (as described under Item 2.01 below), the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with FSPF, which sets forth the right of FSPF to have the shares of common stock of the Company received by FSPF in the Merger registered with the Securities and Exchange Commission (the “SEC”) for public resale.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets

On April 19, 2013, the Company completed its previously announced merger with Jefferson Bancorp, Inc. (“Jefferson”).  Pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 8, 2012 (as amended, the “Merger Agreement”), by and among the Company, Jefferson and FSPF, Jefferson merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).  Prior to the completion of the Merger, on April 18, 2013, FSPF purchased from Jefferson 918,197 shares of common stock of Jefferson at a per share price of $11.98, for an aggregate cash consideration of $11 million (the “Investment”).

Upon the closing of the Merger, each outstanding share of Jefferson common stock, other than shares held by the Company, Jefferson or any of their respective wholly owned subsidiaries and other than shares owned in a fiduciary capacity or as a result of debts previously contracted, was converted into the right to receive 2.2217 shares of the Company’s common stock.  As a result of the Merger, the Company issued approximately 7.9 million shares of Company common stock to Jefferson stockholders in the aggregate.  Pursuant to the terms and conditions of the Merger Agreement, the holders of the Company’s common stock elected to tender approximately 42% of the shares outstanding immediately prior to the Investment for cash at a value of $6.20 per share (the “Cash Election”).  As a result of the Merger and after giving effect to the Cash Election, FSPF owns approximately 84% of the outstanding common stock of the Company, and the holders of the Company’s common stock as of immediately prior to the Investment own approximately 16% of the Company’s outstanding common stock.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K previously filed by the Company on April 10, 2012 and is incorporated by reference herein.

A copy of the press release dated April 22, 2013 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02                      Unregistered Sales of Equity Securities

As described above in Item 2.01 and as previously described by the Company in its Current Report on Form 8-K filed on April 10, 2012 and in its Proxy Statement dated July 11, 2012 (the “Proxy Statement”), the Company issued approximately 7.9 million shares of Company common stock to Jefferson stockholders in the aggregate in connection with the Merger.  The Company’s common stock issued to Jefferson stockholders was issued in reliance upon the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended, or Regulation D thereunder.  As described above in Item 1.01, pursuant to the terms of the Registration Rights Agreement, the Company may be required to register with the SEC the common stock issued to Jefferson stockholders pursuant to the Merger Agreement.

Item 3.03                      Material Modification to Rights of Security Holders

As described above in Item 1.01, on April 19, 2013, the Company repurchased the Preferred Stock and the Warrant from Treasury for an aggregate repurchase price of approximately $10.5 million.  The repurchase of the Preferred Stock by the Company has the effect of terminating the Company’s continuing obligations under the Letter Agreement (incorporating the Securities Purchase Agreement -Standard Terms), dated February 13, 2009, between the Company and Treasury (the “Securities Purchase Agreement”).  Pursuant to the Securities Purchase Agreement, the Company had agreed to certain limitations and restrictions relative to its common shares for the period during which the Preferred Stock was outstanding (as described under Item 3.03 of the Current Report on Form 8-K previously filed by the Company on February 17, 2009).  As a result of the Company’s repurchase of the Preferred Stock, all such limitations and restrictions are terminated.

Item 5.01                      Changes in Control of Registrant

On April 19, 2013, a change in control of the Company occurred in connection with the completion of the Merger.  The information disclosed under Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Directors

On April 19, 2013, in connection with the Merger, the Company filed Articles of Amendment and Restatement with the State of Maryland to amend and restate the articles of incorporation of the Company.  The amended and restated articles of incorporation establish a staggered board of directors with three classes having the composition set forth below, effective as of April 19, 2013:

Directors Serving Until the 2013 Annual Stockholders Meeting
Steven K. Breeden
Harold I. Hackerman
Kevin B. Cashen

Directors Serving Until the 2014 Annual Stockholders Meeting
Shaun E. Murphy
Charles L. Maskell Jr.
Robert J. Aumiller

Directors Serving Until the 2015 Annual Stockholders Meeting
Joseph J. Thomas
Kevin G. Byrnes
Mark M. Caplan

Messrs. Hackerman, Breeden and Aumiller were selected to remain on the board of directors by the Company under the terms of the Merger Agreement, and Messrs. Byrnes, Caplan, Cashen, Maskell, Murphy and Thomas are new directors appointed by Jefferson under the terms of the Merger Agreement.  The new directors have been appointed to various committees of the board of directors, as follows:

Audit Committee: Messrs. Maskell (chair), Byrnes, and Caplan
Executive Committee: Messrs. Thomas (chair), Byrnes and Cashen
Compensation Committee: Messrs. Caplan (chair) and Byrnes
Nominating and Corporate Governance Committee: Messrs. Byrnes (chair), Maskell and Murphy

Pursuant to the amended and restated articles of incorporation, the following persons no longer serve as directors of the Company, effective as of April 19, 2013: Albert R. Counselman, William L. Hermann, David P. Hessler, Howard S. Klein, Charles E. Moore, Jr., Bonnie L. Phipps, John Paul Rogers and William C. Rogers, III.

Appointment of Officers

Robert A. Altieri resigned as President and Chief Executive Officer of the Company, effective as of the completion of the Merger on April 19, 2013.  On April 24, 2013, the board of directors of the Company appointed Kevin B. Cashen, 51, as President and Chief Executive Officer of the Company, effective as of the completion of the Merger on April 19, 2013, to hold such office until his successor is duly elected and qualified or as otherwise provided by the bylaws of the Company.  The biographical information of Mr. Cashen is set forth on page 176 of the Proxy Statement and is incorporated herein by reference.

On April 24, 2013, the board of directors of the Company removed Beatrice S. McQuarrie from the office of Chief Financial Officer of the Company and appointed David E. Borowy, 53, as Interim Chief Financial Officer of the Company to hold such office until his successor is duly elected and qualified or as otherwise provided by the bylaws of the Company.  Since July 2010, Mr. Borowy has been serving as Executive Vice President and Chief Financial Officer of Bay Bank, FSB, now a wholly owned bank subsidiary of the Company as of the completion of the Merger.  From October 2008 until July 2010, he worked at Bay National Bank and its holding company, Bay National Corporation, and served as Senior Vice President and Chief Financial Officer at both companies.  Prior to that, beginning in January 2008, Mr. Borowy was employed with Calvert Street Capital Corporation, a specialty investment company, where he served as acting Chief Financial Officer and acting Chief Compliance Officer.

Bay Bank, FSB has entered into employment agreements with Messrs. Cashen and Borowy.  The employment agreements of Messrs. Cashen and Borowy are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by reference.  The material terms of Mr. Cashen’s employment agreement are described on page 177 of the Proxy Statement, which description is incorporated herein by reference.  Mr. Borowy’s employment agreement provides for Mr. Borowy to receive an annual base salary of $153,000.  The agreement contains standard clauses relating to benefits, expense reimbursement and confidentiality.  Pursuant to the agreement, if Mr. Borowy is terminated for “cause,” he is due no additional compensation.  If, during the 180-day period after the Merger, Mr. Borowy is terminated without “cause” or terminates his employment for “good reason” after the 60th day following the Merger, he is due a severance payment equal to 50% of his base salary at the time of termination.   The agreement also prohibits Mr. Borowy from soliciting customers or employees of Bay Bank, FSB for a period of six months following the termination of his employment with the bank.

Pursuant to stock option agreements entered into between Jefferson and each of Messrs. Cashen and Borowy on July 9, 2010 (the “Stock Option Agreements”), Jefferson granted incentive stock options to Messrs. Cashen and Borowy under its 2010 Stock Option Plan (the “Stock Option Plan”).  The Stock Option Agreements and the Stock Option Plan were assumed by the Company in the Merger, subject to adjustment as provided in the Merger Agreement.  Pursuant to the Stock Option Agreements and as adjusted under the terms of the Merger Agreement, Messrs. Cashen and Borowy are entitled to purchase 173,292 shares and 28,882 shares, respectively, of Company common stock, each at an exercise price of $4.51.  The stock option grants to Messrs. Cashen and Borowy, which expire on July 8, 2020, each vest 20% on the date of the grant and 20% annually thereafter.  The Stock Option Plan and the form of the Stock Option Agreements are attached hereto as Exhibits 10.5 and 10.6, respectively, and are incorporated herein by reference.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 19, 2013, the Company amended and restated its articles of incorporation in their entirety by filing Articles of Amendment and Restatement with the State of Maryland.  A copy of the Articles of Amendment and Restatement is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment and Restatement, dated April 19, 2013
4.1	Registration Rights Agreement, dated April 19, 2013, by and between Carrollton Bancorp and Financial Services Partners Fund I, LLC
10.1	Preferred Stock Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury
10.2	Warrant Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury
10.3	Employment Agreement, dated June 30, 2010, by and between Bay Bank, FSB and Kevin B. Cashen
10.4	Employment Agreement, dated January 3, 2013, by and between Bay Bank, FSB and David E. Borowy
10.5	Jefferson Bancorp, Inc. 2010 Stock Option Plan
10.6	Form of Jefferson Bancorp, Inc. Stock Option Agreement
99.1	Press Release, dated April 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2013	CARROLLTON BANCORP

By: /s/ Kevin B. Cashen
Name: Kevin B. Cashen
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Articles of Amendment and Restatement, dated April 19, 2013
4.1	Registration Rights Agreement, dated April 19, 2013, by and between Carrollton Bancorp and Financial Services Partners Fund I, LLC
10.1	Preferred Stock Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury
10.2	Warrant Repurchase Agreement, dated April 19, 2013, by and between Carrollton Bancorp and the United States Department of the Treasury
10.3	Employment Agreement, dated June 30, 2010, by and between Bay Bank, FSB and Kevin B. Cashen
10.4	Employment Agreement, dated January 3, 2013, by and between Bay Bank, FSB and David E. Borowy
10.5	Jefferson Bancorp, Inc. 2010 Stock Option Plan
10.6	Form of Jefferson Bancorp, Inc. Stock Option Agreement
99.1	Press Release, dated April 22, 2013